Exhibit 99.1

Juniper Pharmaceuticals Signs Definitive Agreement to be

Acquired by Catalent, Inc. for $11.50 Per Share in Cash

BOSTON July 3, 2018 — Juniper Pharmaceuticals, Inc. (Nasdaq: JNP), a diversified healthcare company with core businesses of its CRINONE® (progesterone gel) franchise and fee-for-service contract development and manufacturing organization (CDMO) Juniper Pharma Services (JPS), today announced it has entered into a definitive agreement with Catalent, Inc. for Catalent to acquire all of the outstanding shares of Juniper at a price of $11.50 per share in cash.

The transaction represents a total equity value of approximately $139.6 million on a fully-diluted basis, and a premium of 59.7% to Juniper’s unaffected share price on January 30, 2018, the last trading day prior to the date on which Juniper announced its intention to explore strategic alternatives.

“This transaction, which has been approved unanimously by the Juniper Board of Directors following the recommendation of a special committee of independent directors, is the culmination of a diligent and extensive process to pursue strategic alternatives in order to maximize shareholder value,” said Alicia Secor, Juniper’s President and CEO. “Catalent’s offer to acquire Juniper recognizes the value of Juniper’s businesses, Juniper Pharma Services and CRINONE.”

“I want to thank both the management team and the special committee of the Board of Directors for conducting a robust process to identify the optimal transaction for Juniper,” said James A. Geraghty, Chairman of the Juniper Board of Directors. “Following their diligent review and recommendation, I am confident that this offer is in the best interest of Juniper’s shareholders.”

“Juniper’s expertise and capabilities in pharmaceutical services will further support Catalent’s strategic goal to be the comprehensive partner of choice for pharmaceutical innovators,” commented Jonathan Arnold, President of Catalent Oral Drug Delivery. “Juniper’s proven scientific expertise in early-phase product development and supply-chain management will help our customers unlock the full potential of their molecules and provide better treatments to patients, faster.”

“We’ve been impressed with the strength of the Company’s management team, depth of scientific experience and demonstrated success in GMP manufacturing and a broad base of enabling technologies. Juniper’s high caliber platform represents a solid addition to our portfolio and we look forward to joining forces,” continued Mr. Arnold.

Terms of the agreement

Under the terms of the merger agreement, Catalent will promptly commence a tender offer to acquire all of the outstanding shares of Juniper’s common stock at a price of $11.50 per share. The closing of the tender offer will be subject to a majority of Juniper’s outstanding shares being tendered in the tender offer. In addition, the transaction is subject to other customary closing conditions.

Following completion of the tender offer, Catalent will acquire all remaining shares at the same price of $11.50 per share through a second step merger. The closing of the transaction is expected to take place in the third quarter of 2018.

Rothschild & Co is acting as financial advisor and Goodwin Procter LLP is acting as legal counsel to Juniper. Chestnut Securities also provides advisory services to Juniper.

About Juniper Pharmaceuticals

Juniper Pharmaceuticals, Inc.‘s core businesses include its CRINONE® (progesterone gel) franchise and Juniper Pharma Services, which provides high-end fee-for-service pharmaceutical development and clinical trials manufacturing to clients. Please visit www.juniperpharma.com for more information.

Juniper Pharmaceuticals™ is a trademark of Juniper Pharmaceuticals, Inc., in the U.S. and EU.

CRINONE® is a registered trademark of Merck KGaA, Darmstadt, Germany, outside the U.S. and of Allergan plc in the U.S.

About Catalent

Catalent is the leading global provider of advanced delivery technologies and development solutions for drugs, biologics and consumer health products. With over 80 years serving the industry, Catalent has proven expertise in bringing more customer products to market faster, enhancing product performance and ensuring reliable clinical and commercial product supply. Catalent employs approximately 11,000 people, including over 1,400 scientists, at more than 30 facilities across five continents, and in fiscal 2017 generated over $2 billion in annual revenue. Catalent is headquartered in Somerset, New Jersey. For more information, visit www.catalent.com

Important Information

In connection with the proposed acquisition, a wholly owned subsidiary of Catalent, Inc. will commence a tender offer for the outstanding shares of Juniper common stock. The tender offer has not yet commenced. This communication is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell shares of Juniper, nor is it a substitute for the tender offer materials that Catalent and its acquisition subsidiary will file with the SEC upon commencement of the tender offer. At the time the tender offer is commenced, Catalent and its acquisition subsidiary will file tender offer materials on Schedule TO with the SEC, and Juniper will file with the SEC a Solicitation/Recommendation Statement on Schedule 14D-9 with respect to the offer. THE TENDER OFFER MATERIALS (INCLUDING AN OFFER TO PURCHASE, A RELATED LETTER OF TRANSMITTAL AND CERTAIN OTHER TENDER OFFER DOCUMENTS) AND THE SOLICITATION/RECOMMENDATION STATEMENT WILL CONTAIN IMPORTANT INFORMATION THAT SHOULD BE READ CAREFULLY AND CONSIDERED BY JUNIPER’S STOCKHOLDERS BEFORE ANY DECISION IS MADE WITH RESPECT TO THE TENDER OFFER. Both the tender offer statement and the Solicitation/Recommendation Statement will be made available to Juniper’s stockholders free of charge. A free copy of the tender offer statement and the solicitation/recommendation statement will also be made available to all stockholders of Juniper by contacting Juniper by phone at (617) 639-1500. In addition, the tender offer statement and the solicitation/recommendation statement (and all other documents filed with the SEC) will be available at no charge on the SEC’s website: www.sec.gov, upon filing with the SEC, as well as on the investor relations page of Juniper’s website at www.juniperpharma.com. JUNIPER’S STOCKHOLDERS ARE ADVISED TO READ THE SCHEDULE TO AND THE SCHEDULE 14D-9, AS EACH MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE AND BEFORE THEY MAKE ANY DECISION WITH RESPECT TO THE TENDER OFFER, BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES THERETO.

Forward Looking Statements

This press release contains “forward-looking statements,” within the meaning of the Private Securities Litigation Reform Act of 1995, about the expected timetable for completing the transaction and Juniper’s beliefs, the tender offer process, and the subsequent merger of a Catalent subsidiary with and into Juniper, including the timing of and the satisfaction or waiver of closing conditions to the acquisition, and the potential effects of the acquisition on both Catalent and Juniper, are forward-looking statements that are based on management’s beliefs, certain assumptions and current expectations and should be evaluated as such. Management believes that these forward-looking statements are reasonable as and when made. However, such forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause actual results to differ materially from those projected in the forward-looking statements. These risks and uncertainties include, but are not limited to, general economic, business and market conditions and the satisfaction of the conditions to closing of the proposed transaction, as well as the risk that Juniper’s stockholders fail to tender a majority of Juniper’s shares on a fully diluted basis into the tender offer, which is a condition of consummating the tender offer and the merger. For a more complete discussion of certain risks and uncertainties that could cause actual results to differ from those contained in the forward-looking statements with respect to Juniper’s forward-looking statements, please review the Company’s reports filed with the SEC, including, but not limited to, its Annual Report on Form 10-K for the period ended December 31, 2017, subsequent filings with the SEC as well as the tender offer documents to be filed by Catalent, its acquisition subsidiary and Juniper. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. These statements are based on management’s current expectations, and Juniper does not undertake any responsibility to revise or update any forward-looking statements contained herein, except as expressly required by law.

Investor Contact:

Argot Partners

Laura Perry or Heather Savelle

212-600-1902

laura@argotpartners.com

heather@argotpartners.com

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